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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in this registration statement, Form S-4, of our report dated March 23, 2001 included herein and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Anderson LLP

New York, New York
April 10, 2001